Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Other Current Assets

	December 31, 2021	December 31, 2020
Advances to suppliers	$402	$500
Prepaid expenses	5,865	2,635
Advances to employees	458	2,091
Value added taxes recoverable(1)	15,109	13,958
	$21,834	$19,184

(1)     During the year ended December 31, 2020, the Company recognized a recovery of $8.9 million in net income related to value added taxes based on the tax treatment applicable to depletion charges. This recovery during 2020 was recognized as a result of a study conducted to revisit certain tax positions, which concluded that it is probable that additional tax credits are available to be used to offset a variety of taxes. No additional value added tax recoveries were recognized in 2021.